MG&E Turbine Supply Agreement, Exhibit D.1.1

Exhibit D.1.1

General Specification

SF#1091364

Class I
TSD 4000258-02 EN
2005-02-09

General Specification

V82-1.65 MW MK II

NM82/1650 Vers. 2

0	Illustration

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 2 of 12

Radius 41 m
100 m
109.5 m
111 m
119 m
121 m
Hub
height
59 m
68.5 m
70 m
78 m
80 m

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 3 of 12

1	Main Data			
		50 Hz	**60 Hz**	**60 Hz UL**
	Nominal Power	1650 kW	1650 kW	1650 kW
	Rotor diameter	82 m	82 m	82 m
	Swept area	5281 m^2	5281 m^2	5281 m^2
	Hub height. IEC IIb	59 m, 68.5 m, 70 m, 78 m	70 m, 78 m.	59 m, 70 m, 80 m
	Rotational speed	14.4 rpm	14.4 rpm	14.4 rpm

2	Nacelle Base Frame		
		50Hz	**60Hz**
	Material	EN-GJS-400-18U-LT	EN-GJS-400-18U-LT
	Standard colour	RAL 7035	RAL 7035
	Corrosion class, outside	Acc. to DS EN ISO 12944:C5 I	Acc. to DS EN ISO 12944:C5 I

3	Rotor		
		50Hz	**60Hz**
	Number of blades	3 pieces	3 pieces
	Tip speed (synchronous)	61.8 m/s	61.8 m/s
	Rotor shaft tilt	5°	5°
	Eccentricity (tower center to hub center)	3447 mm	3447 mm
	Solidity (Total blade area/rotor area)	5.0 %	5.0 %
	Power regulation	Active Stall®	Active Stall®
	Rotor orientation	Upwind	Upwind

4	Blades		
		50Hz	**60Hz**
	Type description	AL 40	AL 40
	Blade length	40 m	40 m
	Material	Carbon/wood/glass/epoxy	Carbon/wood/glass/epoxy
	Standard colour	RAL 7035	RAL 7035
	Gloss	Class 2: (30-70%) in accordance with (1), to be measured acc. to DS/ISO2813	Class 2: (30-70%) in accordance with (1), to be measured acc. to DS/ISO2813
	Type of rotor air brake	Full blade	Full blade
	Blade profiles	• FFA -W3, NACA 63.4	• FFA - W3, NACA 63.4
	Twist	20°	20°
	Largest chord	3.08 m	3.08 m
	Blade area (projected)	86 m^2	86 m^2
	Note! (1) Technical Criteria for Danish Approval Scheme for Wind Turbines		

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 4 of 12

5	Blade bearing		
		50 Hz	**60 Hz**
	Type description	Ball bearing	Ball bearing
	Number of bearings	3 pcs.	3 pcs.

6	Hub		
		50Hz	**60Hz**
	Type description	Spherical	Spherical
	Material	EN-GJS-400-18U-LT	EN-GJS-400-18U-LT
	Corrosion class, outside	Acc. to DS EN ISO 12944:C5 I	Acc. to DS EN ISO 12944:C5 I

7	Main shaft		
		50Hz	**60Hz**
	Type description	Forged shaft and flange	Forged shaft and flange
	Material	34CrNiMo6 + QT	34CrNiMo6 + QT
	Corrosion class	Acc. to DS EN ISO 12944:C2	Acc. to DS EN ISO 12944:C2

8	Main Bearing		
		50Hz	**60Hz**
	Type description	Spherical roller bearing	Spherical roller bearing
	Number of	1 piece	1 piece
	Lubrication	Oil pump	Oil pump

9	Main Bearing Housing		
		50Hz	**60Hz**
	Type description	Flange bearing	Flange bearing
	Material	EN-GJS-400-18U-LT	EN-GJS-400-18U-LT

10	Gearbox		
		50 Hz	**60Hz**
	Type description	1. step planet, 2. step helical	1. step planet, 2. step helical
	Gear house material	Cast	Cast
	Ratio	1:70.2	1:84.3
	Mechanical power	1800 kW	1800 kW
	Bending strength acc. to ISO 6336	S_F > 1.6	S_F > 1.6
	Surface durability acc. to ISO 6336	S_H > 1.25	S_H > 1.25
	Scuffing safety acc. to DNV 41.2	S_S > 1.3	S_S > 1.3
	Shaft seals	Labyrinth	Labyrinth
	Oil sump	App. 250 l	App. 250 l

11	Cartridge Gear Heater - for Arctic Version only		
		50 Hz	**60 Hz**
	Rating	800 W/ pcs.	800 W/ pcs.
	Number of	4 pieces	4 pieces

12	Oil pump		
		50 Hz	**60Hz**
	Voltage	3 x 690 V	3 x 480 V

13	Heat Exchange Unit (Water/Oil)		
		50 Hz	**60 Hz**
	Cooling capacity	41.3 kW	41.3 kW

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 5 of 12

14	Oil Cooler		
		50 Hz	**60 Hz**
	Cooling capacity	37.5 kW	37.5 kW

15	Water Pump		
		50 Hz	**60Hz**
	Voltage	1 x 230 V	3 x 480 V

16	Water Cooler/ Radiator		
		50 Hz	**60 Hz**
	Cooling capacity	46.2 kW	46.2 kW

17	Electrical Nacelle Heater - for Arctic Version only		
		50 Hz	**60Hz**
	Voltage	3 x 690 V	3 x 600 V
	Power	20 kW	20 kW
	Number of heaters	2 pieces	2 pieces

18	Mechanical Shaft Brake		
		50 Hz	**60Hz**
	Type description	Active Brake	Active Brake
	Brake disc	Steel, mounted on high speed shaft	Steel, mounted on high speed shaft
	Number of calipers	2 piece	2 piece

19	Hydraulic Power Unit for Mechanical Shaft Brake		
		50 Hz	**60Hz**
	Voltage	3 x 690 V	3 x 480 V
	Working pressure range	140-150 bar	140-150 bar
	Oil capacity	11 l	11 l

20	Coupling		
		50 Hz	**60Hz**
	Type description	Flexible coupling, constant rpm	Flexible coupling, constant rpm

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG & E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 6 of 12

21	Generator			
			50 Hz	60 Hz
	Type description		1 speed generator, water cooled	1 speed generator, water cooled
	Rated power	P_N	1650 kW	1650 kW
	Apparent power	S_N	1805 kVA	1808 kVA
	Rated current	I_N	1510 A	1740 A
	Max power at Class F	P_{Fmax}	1815 kW	1815 kW
	Max current at Class F	I_{Fmax}	1661 A	1914 A
	No load current	I_0	400 A	430 A
	Reactive power consumption at rated power (tolerance. acc to IEC 60034-1)	Q_N	731 kvar	740 kvar
	Reactive power consumption at no load (tolerance. acc to IEC 60034-1)	Q_0	478 kvar	447 kvar
	Number of poles	P	6	6
	Synchronous rotation speed	n_0	1000 rpm	1200 rpm
	Rotation speed at rated power	n_N	1012 rpm	1214 rpm
	Slip at rated power	s_N	1.20 %	1.17 %
	Voltage	U_N	3 x 690 V	3 x 600 V
	Frequency	F	50 Hz	60 Hz
	Coupling		Δ	Δ
	Enclosure		IP54	IP54
	Insulation class/ Temperature increase		F/B	F/B

22	Yaw System – Ball Bearing Slewing Ring		
		50 Hz	60 Hz
	Type description	Ball bearing, internal gearing	Ball bearing, internal gearing

23	Yaw System – Yaw Gear and Motors		
		50 Hz	60 Hz
	Type description	Planetary gear motor	Planetary gear motor
	Gear ratio of yaw gear unit	app. 1:1687	app. 1:1687
	Voltage	3 x 690 V	3 x 480 V
	Rotational speed at full load	920 rpm	1140 rpm
	Number of yaw gears	6 pieces	6 pieces

24	Yaw System – Yaw Brake		
		50 Hz	60 Hz
	Type Description	Hydraulic disc brake	Hydraulic disc brake
	Number of Yaw Friction Units	6 pieces	6 pieces

25	Hydraulic Power Unit for Yaw Brake		
		50 Hz	60 Hz
	Voltage	3 x 400/ 3x 690 V	3 x 480 V
	Working pressure range	140-150 bar	140-150 bar
	Oil capacity	App. 10 l.	App. 10 l.

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 7 of 12

26	Tower		
		50 Hz	60 Hz
	Type Description	Conical, tubular	Conical, tubular
	Material	Welded steel plate	Welded steel plate
	Corrosion class, outside	Acc. to DS EN ISO 12944: C5 I	Acc. to DS EN ISO 12944: C5 I
	Colour	RAL 7035	RAL 7035
	Access conditions	Internal, safety harness, ladder cage	Internal, safety harness, ladder cage

27	Wind Turbine Main Panel/ Control panel/ phase comp. panel		
		50 Hz	**60 Hz**
	Voltage	3 x 690 V	3 x 600 V
	Frequency	50 Hz	60 Hz
	Cut-in system	Soft with thyristors	Soft with thyristors
	Design Standard	IEC	UL

28	Electrical Grid Requirements		
		50 Hz	**60Hz**
	Max. voltage	+10 % (60 sec.)	+10 % (60 sec.)
	Min. voltage	-10 % (60 sec.)	-10 % (60 sec.)
	Max. voltage	+12.5 % (0.1 sec.)	+12.5 % (0.1 sec.)
	Min. voltage	-15 % (0.1 sec.)	-15 % (0.1 sec.)
	High frequency	+1 Hz (0.2 sec.)	+1 Hz (0.2 sec.)
	Low frequency	- 2 Hz (0.2 sec.)	- 2 Hz (0.2 sec.)
	Maximum asymmetri current	15 % (60 sec.) – phase to ground	15 % (60 sec.) – phase to ground
	Maximum asymmetri voltage	2 % (60 sec.) – phase to ground	2 % (60 sec.) – phase to ground
	Maximum short circuit current	25 kA at 690V	30 kA at 600V
	Single harmonic	Max 1% of any single harmonic	Max 1% of any single harmonic
	Total harmonic distortion	Max 3% total harmonic distortion	Max 3% total harmonic distortion
	Connection	• Solidly grounded wye at secondary (690 V) side of transformer	• Solidly grounded wye at secondary (600 V) side of transformer

29	Integrated Grid Connection System, IGC System, Transformer in tower - Optional (IGC is not delivered in the US)		
	Power Transformer incl. Metal Enclosure		
		50 Hz	60 Hz
	Type description	Cast Resin (dry type)	Cast Resin (dry type)
	Apparent power	1800 kVA	1800 kVA
	Primary voltage	10 – 24 kV+/- 2 x 2.5 %	10 – 24 kV+/- 2 x 2.5 %
	Secondary voltage	0.690 kV	0.600 kV
	Frequency	50 Hz	60 Hz
	Coupling group	Dyn, Solidly grounded wye at 690 V	Dyn, Solidly grounded wye at 600 V
	Switch gear		
	Type description	Gas insulated SF6 ring main unit	Gas insulated SF6 ring main unit
	Nominal voltage	24 kV	24 kV
	Frequency	50 Hz	60 Hz

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 8 of 12

30a	Power Factor – No Load Compensation - Standard											
	Preconditions											
	Rated power	P_N	1650 kW					1650 kW				
	Rated voltage	U_N	3 x 690V					3 x 600V				
	Frequency	f	50 Hz					60 Hz				
	Reactive power consumption. At rated power (tolerance. Acc to IEC 60034-1)	Q_N	731 kvar					740 kvar				
	Reactive power consumption at no load (tolerance. Acc to IEC 60034-1)	Q_O	478 kvar					447 kvar				
	Capacitor banks:											
	Capacitors		550 kvar, split into steps					499.4 kvar, split into steps				
	Capacitor banks resolution		2 x 25 kvar					2 x 22.7 kvar				
	Min. regulation time (operation)		120 sec.					120 sec.				
	Generator G, 6 poles, 1650 kW:											
	Generator load	%	25	50	75	100	110	25	50	75	100	110
	Power factor without phase compensation (tolerances acc to IEC 60034-1)	cos φ	0.71	0.86	0.91	0.91	0.91	0.69	0.85	0.90	0.91	0.91
	Power factor with phase compensation (tolerances acc to IEC 60034-1)	cos φ	0.99	1.00	0.99	0.99	0.99	0.99	0.99	0.99	0.99	0.98

30b	Power Factor – Full Load Compensation – Optional											
	Preconditions											
	Rated power	P_N	1650 kW					1650 kW				
	Rated voltage	U_N	3 x 690V					3 x 600V				
	Frequency	f	50 Hz					60 Hz				
	Reactive power consumption. At rated power (tolerance. Acc to IEC 60034-1)	Q_N	731 kvar					740 kvar				
	Reactive power consumption at no load (tolerance. Acc to IEC 60034-1)	Q_O	478 kvar					447 kvar				
	Capacitor banks:											
	Capacitors		850 kvar, split into steps					817 kvar, split into steps				
	Capacitor banks resolution		2 x 25 kvar					2 x 22.7 kvar				
	Min. regulation time (operation)		120 sec.					120 sec.				
	Generator G, 6 poles, 1650 kW:											
	Generator load	%	25	50	75	100	110	25	50	75	100	110
	Power factor without phase compensation (tolerances acc to IEC 60034-1)	cos φ	0.71	0.86	0.91	0.91	0.91	0.69	0.85	0.90	0.91	0.91
	Power factor with phase compensation (tolerances acc to IEC 60034-1)	cos φ	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 9 of 12

31	Climate and Site Conditions regarding structural design		
		50 Hz – IEC IIb	**60 Hz – IEC IIb**
	Design life time	20 years	20 years
	Temperature interval for operation	See specifications below	See specifications below
	Temperature interval for structure	See specifications below	See specifications below
	A-factor	9.59 m/s	9.59 m/s
	Form factor, c	2.0	2.0
	Annual average wind speed	8.5 m/s	8.5 m/s
	Wind shear	0.20	0.20
	Extreme wind speed	42.5 m/s (10 min. average)	42.5 m/s (10 min. average)
	Survival wind speed	59.5 m/s (3 sec. average)	59.5 m/s (3 sec. average)
	Automatic stop limit	20 m/s (10 min. average)	20 m/s (10 min. average)
	Automatic stop limit	24 m/s (1 min. average)	24 m/s (1 min. average)
	Automatic stop limit	32 m/s (1 s. average)	32 m/s (1 s. average)
	Re-cut in	18 m/s (10 min. average)	18 m/s (10 min. average)
	Characteristic turbulence intensity acc. to IEC 61400-1 (15 m/s)	16% (including wind farm turbulence)	16% (including wind farm turbulence)
	Air density	1.225 kg/m3	1.225 kg/m3
	Maximum in-flow angle	8°	8°

32	Specific Climate and Site Conditions			
		Standard (only 50 Hz)	**Tropical -20 to +40°C (50 + 60 Hz)**	**Arctic (50 + 60 Hz)**
	Temperature interval for operation[1,2,3]	-20 to +30°C	-20 to +35°C (+40°C)	-30 to +30°C
	Temperature interval for structure	-20 to +50°C	-20 to +50°C	-40 to +50°C

[1] Note! For Tropical! Rated power is reduced to 1500 kW for temperature between +35°C and +40°C.
[2] Note! No operation if temperature is below -10°C in control panel or gear oil sump. Heating systems are optional.
[3] Note! If the windturbine is placed more than 1000m above sea level, a higher temperature rise than usual might occur in the generator, the transformer and other electrical components. In this case a periodic reduction of rated power might occur, even if the ambient temperature is within specified limits. Furthermore increased risk of icing up occur at sites more than 1000m above sea level.

33	**Conditions for Power Curve (at hub height)**		
		50 Hz	**60Hz**
	Air density	1.225 kg/m^3	1.225 kg/m^3
	Wind shear	0.12-0.16	0.12-0.16
	Turbulence intensity	11-16 %	11-16 %
	Blades	Clean	Clean
	Ice/snow on blades	No	No
	Leading Edge	No damage	No damage
	Rain	No	No
	Terrain	IEC 61400-12	IEC 61400-12
	Inflow angle	0±2 °	0±2 °
	Grid frequency	50 ±0.5	60±0.5 Hz
	Verification acc. to	IEC 61400-12	IEC 61400-12

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 10 of 12

34 Power Curve for Standard Density

The power curve is calculated at air density 1.225 kg/m³

Cut –in wind speed: 3.5 m/s (10 min. average)

Wind speed (m/s)	Power (kW)
3	0
4	28
5	144
6	309
7	511
8	758
9	1017
10	1285
11	1504
12	1637
13	1650
14	1650
15	1650
16	1650
17	1650
18	1650
19	1650
20	1650
>20	0

Power Curve for NM82
1650 kW
1.225 kg/m3
Power [kW]
Wind Speed [m/s]
Power
0
200
400
600
800
1000
1200
1400
1600
1800
2
4
6
8
10
12
14
16
18
20

35 Power Curve

Air density [kg/m³]	0.97	1.00	1.03	1.06	1.09	1.12	1.15	1.18	1.21	1.225	1.24	1.27
Wind speed [m/s]	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**	**Power [kW]**
3	0	0	0	0	0	0	0	0	0	0	0	0
4	15	16	18	19	21	22	24	25	27	28	29	30
5	107	112	116	120	125	129	133	138	142	144	146	151
6	238	246	255	263	271	280	288	296	305	309	313	321
7	399	412	425	438	452	465	478	491	504	511	517	530
8	589	608	627	645	664	683	702	722	746	758	767	788
9	794	818	843	867	892	916	941	968	999	1017	1028	1058
10	995	1025	1055	1085	1116	1147	1178	1217	1260	1285	1299	1333
11	1191	1228	1266	1303	1341	1379	1417	1453	1489	1504	1518	1546
12	1371	1415	1459	1504	1548	1588	1620	1628	1636	1637	1639	1642
13	1520	1569	1616	1637	1642	1643	1645	1646	1647	1650	1650	1650
14	1624	1635	1643	1650	1650	1650	1650	1650	1650	1650	1650	1650
15	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650
16	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650
17	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650
18	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650
19	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650
20	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650	1650

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 11 of 12

36 Cp

Air density [kg/m^3]	0.97	1.00	1.03	1.06	1.09	1.12	1.15	1.18	1.21	1.225	1.24	1.27
Wind speed [m/s]	-	-	-	-	-	-	-	-	-	-	-	-
3	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000	0.000
4	0.092	0.095	0.103	0.106	0.114	0.116	0.123	0.125	0.132	0.135	0.138	0.140
5	0.334	0.339	0.341	0.343	0.347	0.349	0.350	0.354	0.356	0.356	0.357	0.360
6	0.430	0.431	0.434	0.435	0.436	0.438	0.439	0.440	0.442	0.442	0.443	0.443
7	0.454	0.455	0.456	0.456	0.458	0.458	0.459	0.459	0.460	0.461	0.460	0.461
8	0.449	0.450	0.450	0.450	0.451	0.451	0.452	0.453	0.456	0.458	0.458	0.459
9	0.425	0.425	0.425	0.425	0.425	0.425	0.425	0.426	0.429	0.431	0.431	0.433
10	0.388	0.388	0.388	0.388	0.388	0.388	0.388	0.391	0.394	0.397	0.397	0.398
11	0.349	0.349	0.350	0.350	0.350	0.350	0.351	0.350	0.350	0.349	0.348	0.346
12	0.310	0.310	0.310	0.311	0.311	0.311	0.309	0.302	0.296	0.293	0.290	0.283
13	0.270	0.270	0.270	0.266	0.260	0.253	0.247	0.240	0.235	0.232	0.229	0.224
14	0.231	0.226	0.220	0.215	0.209	0.203	0.198	0.193	0.188	0.186	0.184	0.179
15	0.191	0.185	0.180	0.175	0.170	0.165	0.161	0.157	0.153	0.151	0.149	0.146
16	0.157	0.153	0.148	0.144	0.140	0.136	0.133	0.129	0.126	0.125	0.123	0.120
17	0.131	0.127	0.123	0.120	0.117	0.114	0.111	0.108	0.105	0.104	0.103	0.100
18	0.110	0.107	0.104	0.101	0.098	0.096	0.093	0.091	0.089	0.087	0.086	0.084
19	0.094	0.091	0.088	0.086	0.084	0.081	0.079	0.077	0.075	0.074	0.073	0.072
20	0.081	0.078	0.076	0.074	0.072	0.070	0.068	0.066	0.065	0.064	0.063	0.062

37 Ct

Air density [kg/m^3]	0.97	1.00	1.03	1.06	1.09	1.12	1.15	1.18	1.21	1.225	1.24	1.27
Wind speed [m/s]	-	-	-	-	-	-	-	-	-	-	-	-
3	0.979	0.979	0.979	0.979	0.979	0.979	0.979	0.979	0.979	0.979	0.979	0.979
4	1.105	1.106	1.107	1.108	1.108	1.109	1.110	1.110	1.111	1.111	1.112	1.112
5	1.007	1.007	1.008	1.008	1.009	1.009	1.010	1.010	1.010	1.014	1.011	1.011
6	0.922	0.922	0.923	0.923	0.923	0.924	0.924	0.924	0.925	0.925	0.925	0.925
7	0.841	0.841	0.841	0.841	0.842	0.843	0.843	0.843	0.843	0.843	0.843	0.843
8	0.765	0.765	0.765	0.766	0.766	0.766	0.767	0.767	0.767	0.768	0.768	0.773
9	0.691	0.692	0.692	0.692	0.692	0.693	0.693	0.693	0.694	0.701	0.697	0.713
10	0.619	0.620	0.620	0.620	0.621	0.621	0.621	0.621	0.626	0.642	0.634	0.649
11	0.554	0.555	0.555	0.555	0.555	0.559	0.559	0.567	0.570	0.578	0.578	0.584
12	0.494	0.494	0.494	0.495	0.495	0.498	0.501	0.506	0.507	0.509	0.509	0.509
13	0.438	0.438	0.439	0.439	0.440	0.440	0.440	0.439	0.438	0.438	0.437	0.436
14	0.386	0.386	0.385	0.384	0.383	0.382	0.381	0.380	0.380	0.379	0.379	0.378
15	0.340	0.339	0.339	0.338	0.337	0.336	0.336	0.335	0.335	0.334	0.334	0.334
16	0.302	0.302	0.301	0.301	0.300	0.300	0.300	0.300	0.299	0.299	0.299	0.299
17	0.270	0.270	0.271	0.271	0.271	0.270	0.271	0.271	0.271	0.272	0.272	0.271
18	0.248	0.248	0.249	0.248	0.249	0.248	0.249	0.249	0.249	0.249	0.250	0.249
19	0.229	0.229	0.229	0.230	0.230	0.230	0.231	0.231	0.231	0.232	0.233	0.235
20	0.213	0.213	0.214	0.214	0.215	0.215	0.216	0.216	0.218	0.218	0.218	0.220

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

TSD 4000258-02 EN
Issued by: Technology, Documentation
Type: Technical Sales Document

General Specification
V82-1.65 MW MK II
NM82/1650 vers.2

Date: 2005-02-09
Class: I
Page 12 of 12

38	Guaranteed Sound Power Level at Hub Height					
	Conditions for Sound Power Level:	Wind shear: 0.13 Max turbulence at 10 meter height: 16% Inflow angle (vertical): 0 ± 2° Air density: 1.225 kg/m^3				
	Hub Height	HH 59 m	HH 68.5 m	HH 70 m	HH 78 m	HH 80 m
	Verification Report: WT SE03007 B2					
	L_{wA} @ 3 m/s (10 meters above ground) (dB(A))	100.4	100.4	101.1	101.1	101.1
	L_{wA} @ 4 m/s (10 meters above ground) (dB(A))	100.9	100.9	100.9	101.4	101.4
	L_{wA} @ 5 m/s (10 meters above ground) (dB(A))	101.1	101.1	101.1	101.6	101.6
	L_{wA} @ 6 m/s (10 meters above ground) (dB(A))	101.3	101.3	101.3	101.8	101.8
	L_{wA} @ 7 m/s (10 meters above ground) (dB(A))	101.9	101.9	101.9	102.2	102.2
	L_{wA} @ 8 m/s (10 meters above ground) (dB(A))	102.9	102.9	102.9	103.2	103.2
	L_{wA} @ 9 m/s (10 meters above ground) (dB(A))	103.1	N/A	N/A	N/A	N/A
	L_{wA} @ 95% Rated Power (9.1 m/s. 10 meters above ground) (dB(A))	103.3	N/A	N/A	N/A	N/A
	L_{wA} @ 95% Rated Power (8.9 m/s 10 meters above ground) (dB(A))	N/A	103.3	103.3	103.3	N/A
	L_{wA} @ 95% Rated Power (8.8 m/s 10 meters above ground) (dB(A))	N/A	N/A	N/A	N/A	103.3

The Wind Turbine is designed according to Vestas design specifications.
Vestas Wind Systems A/S reserves the right to change specifications without prior notice.

Vestas Wind Systems A/S · Alsvej 21 · 8900 Randers · Denmark · www.vestas.com

MG&E Turbine Supply Agreement, Exhibit D.1.1

SF#1091364

MG&E Turbine Supply Agreement, Exhibit D.1.2

Exhibit D.1.2

Wind Turbine Single Line Diagram

SF# 1091367

PAGE	CONTENT	DATE	REVISION
001	Table of contents	041020	02
010	Main panel +AT1	040503	-
011	Phase compensation panel	040503	-
012	Phase compensation panel	040503	-
013	Control panel +AT2	040503	-
014	Control panel +AT2	041020	-
015	Control panel +AT2	040503	-
016	Control panel +AT2	041020	-
017	Control panel +AT2	040503	-
018	Control panel +AT2	040503	-
019	Top box +AN1	040503	-
020	Top box +AN1	040503	-

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function	Table of contents
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Revised	041020	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev. 02 / Drawing no. 6015138	Cont. sheet 010 / Sheet 001

01-12-04

07-47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
600V
F01
T01
T02
T03
F03
T04/05/06
F15
F16
X02
600V
Q21
F18
X06
T08 600/110V
X10
F19
F20
Id
F21
F22
F23
F24
F05
F04
F09
V01/2/3
K02
K03
K01
G
GRID CONNECTION
TRANSIENT - CONTROL CIRCUIT
600V SUPPLY TO CPUPANEL +AT2
SERVICE SOCKETS
LIGHT
BECKON LIGHT
TRANSIENT - CONTROL CIRCUIT
GENERATOR 1650kW

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function	Main panel +AT1
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Reviced	040503	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev. - / Drawing no. 6015138	Cont. sheet 011 / Sheet 010

01-12-04
07-47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1 2 3 4 5 6 7 8 9 10 11 12 13
600V
600V 012/1
F01 F02 F03 F04 F05 F06 F08 F09 F11 F12
K01 K02 K03 K04 K05 K06 K08 K09 K11 K12
C01.1 C01.2 C02.1 C02.2 C03.1 C03.2 C04.1 C04.2 C05.1 C05.2 C06.1 C06.2
C08.1 C08.2 C09.1 C09.2
C11.1 C11.2 C12.1 C12.2
22,7kVAr
PHASECOMP. STEP1
PHASECOMP. STEP1
PHASECOMP. STEP1
PHASECOMP. STEP1
PHASECOMP. STEP2
PHASECOMP. STEP2
PHASECOMP. STEP3
PHASECOMP. STEP3
PHASECOMP. STEP4
PHASECOMP. STEP5

01.12.04
07:47

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function	Phase compensation panel no load
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
			Comments	Customer: Vestas Wind Systems A/S
Revised	040503	FLT	Rev. - / Drawing no. 6015138	Cont. sheet 012 / Sheet 011

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1 2 3 4 5 6 7 8 9 10 11 12 13
011/13 600V
F13 F14 F15 F16 F17 F18 F19 F20 F21
K13 K14 K15 K16 K17 K18 K19 K20 K21
C13.1 C13.2 C14.1 C14.2 C15.1 C15.2 C16.1 C16.2 C17.1 C17.2 C18.1 C18.2 C19.1 C19.2 C20.1 C20.2 C21.1 C21.2
22,7kVAr
PHASECOMP. STEP 1
PHASECOMP. STEP 1
PHASECOMP. STEP 1
PHASECOMP. STEP 1
PHASECOMP. STEP 2
PHASECOMP. STEP 2
PHASECOMP. STEP 3
PHASECOMP. STEP 3
PHASECOMP. STEP 4

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function	Phase compensation panel full load
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Revised	040503	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev. -	Drawing no. 6015138
			Cont. sheet 013	Sheet 012

01-12-04 07:47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
600V 014/1
F30
F32
F33
F35
F36
F06
F05
F43
Q21
K18
K19
K20
K21
K22
T01/02/03
F31
F34
600V 010/4
X04
X04
X04
X05
X05
X05
X03
X02
X03
600V SUPPLY FROM MAINPANEL +AT1
NACELLE HEATERFAN GEAR BOX (ARCTICOPTION)
NACELLE HEATER 1 UNIT 1 GEAR BOX (ARCTICOPTION)
NACELLE HEATER 1 UNIT 2 GEAR BOX (ARCTICOPTION)
NACELLE HEATERFAN YAW SYSREM (ARCTIC)
NACELLE HEATER 2 UNIT 1 YAW SYSTEM (ARCTIC)
NACELLE HEATER 2 UNIT 2 YAW SYSTEM (ARCTIC)
GEAR OIL HEAT (OPTIONAL)
VOLTAGE MEASURING
600V SUPPLY TO TOP BOX +AN1
600V SUPPLY TO TRANSFORMER PANEL +AN6

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function: Control panel +AT2	
Approved			Project title: Single Line Diagram, NM72 IEC I & NM82 IEC III	
Reviced	040503	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev.: - / Drawing no.: 6015138	Cont. sheet: 014 / Sheet: 013

01-12-04

07-47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
013/13 600V
F45
F44
T05 600V/230V
T08 600V/230V
T07 600V/480V
F17
T04
F46
F29
F47
K30
F56
F18
230VAC
017/1
230VAC1
018/1
480VAC
015/1
X12
230V SUPPLY
230V SUPPLY
480V SUPPLY
PITCH MAINPUMP

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
			Function	Control panel +AT2
Designed	040503	FLT	Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Approved			Comments	Customer: Vestas Wind Systems A/S
Reviced	041020	FLT	Rev. - / Drawing no. 6015138	Cont. sheet 015 / Sheet 014

01.12.04 07.47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
480VAC
014/4
016/1
F07
K01
K02
K03
F08
F09
F10
F11
F12
F42
F13
F14
F15
F16
F19
F20
K04
K05
K06
K07
K09
K10
X02
X03
YAW MOTOR 1
YAW MOTOR 2
YAW MOTOR 3
YAW MOTOR 4
YAW MOTOR 5
YAW MOTOR 6
WATER PUMP
YAW BRAKE PUMP
SHAFT BRAKE PUMP
PITCH FEEDER PUMP
OFFLINE FILTERPUMP
GEAR OIL PUMP LAW SPEED

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials				
Designed	040503	FLT	Function	Control panel +AT2		
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III		
Revised	040503	FLT	Comments		Customer	Vestas Wind Systems A/S
			Rev. -	Drawing no. 6015138	Cont. sheet 016	Sheet 015

01-12-04 07:47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
015/13
480VAC
F21
F40
F49
F50
K11
K31
K32
X02/X03
X13
X03
X03
GEAR OIL PUMP HIGH SPEED
HOIST
OIL PUMP MAINBEARING
NACELLE FAN2

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function	Control panel +AT2
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Revised	041020	FLT	Comments	
			Customer	Vestas Wind Systems A/S
			Rev.	-
			Drawing no.	6015138
			Cont. sheet	017
			Sheet	016

01-12-04

07-47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
0142 230VAC
F23
F24
F25
F48
K 12
K 13
K 14
K 16
K 17
X08
X08
X06
X06
X10
MAIN PANEL FAN
MAIN PANEL HEAT
CONTROL PANEL FAN
CONTROL PANEL HEAT
PHASE COMPENSATION FAN
PHASE COMPENSATION HEAT
SPARE

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function: Control panel +AT2	
Approved			Project title: Single Line Diagram, NM72 IEC I & NM82 IEC III	
Revised	040503	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev. - / Drawing no. 6015138	Cont. sheet 018 / Sheet 017

01-12-04
07-47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
0143
230VAC1
X10
Q22
F52
T06
230V/110V
F53
Id
F54
X30
F26
F27
F28
U03
F41
F22
230V
0191
SERVICE SOCKET IN PANEL
CONTROL CIRCUITS
CONTROL CIRCUITS
24VDC SUPPLY CONTROL PANEL
SUPPLY TO TOP BOX +AN1

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials				
Designed	040503	FLT	Function	Control panel +AT2		
Approved			Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III		
Revised	040503	FLT	Comments		Customer	Vestas Wind Systems A/S
			Rev. -	Drawing no. 6015138	Cont. sheet 019	Sheet 018

01-12-04 07:47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
Q01
F03
G01
G04
K08
F18
24VDC3
24VDC4
F02
F01
F15
K07
F21
F22
K13
U01
K06
230V
X02
230 VAC
F28
F28
SUPPLY FROM CONTROL PANEL +AT2
HUB COMPUTER SUPPLY
TOP BOX +AN1 HEATER
MAIN BEARING OIL HEATER
POWER SUPPLIES 230VAC/24VDC
TOP BOX BATTERIES
SHAFT BRAKE VALVE 1
CONTROL CIRCUITS
WIND SENSOR 2 NACELLE LEFT
WIND SENSOR 2 NACELLE RIGHT

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
Designed	040503	FLT	Function: Top box +AN1	
Approved			Project title: Single Line Diagram, NM72 IEC I & NM82 IEC III	
Reviced	040503	FLT	Comments	Customer: Vestas Wind Systems A/S
			Rev. - / Drawing no. 6015138	Cont. sheet 020 / Sheet 019

01-12-04

07:47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

1
2
3
4
5
6
7
8
9
10
11
12
13
230VAC1
G05
G06
24VDC5
F24
F25
F23
F04
F05
F14
F26
K05
K12
K11
K15
K05
24VDC2
X02
X02
X02
24VDC1
24VDC6
X02
VALVES SUPPLY 24VDC
CONTROL CIRCUIT FOR
LUB. PUMP GEN.BEARING
NACELLE FAN
AUTOMATIC GREASE PUMP YAW RING
SENSORS SUPPLY
TOI SUPPLY
LUB. PUMP GEN.BEARING

Vestas

Property of Vestas Wind Systems A/S. This drawing must not be passed on to any person, nor be copied or other wise made use of without our approval.

	Date	Initials		
			Function	Top box +AN1
Designed	040503	FLT	Project title	Single Line Diagram, NM72 IEC I & NM82 IEC III
Approved			Comments	Customer: Vestas Wind Systems A/S
Reviced	040503	FLT	Rev. - / Drawing no. 6015138	Cont. sheet - / Sheet 020

01-12-04 07:47

MG&E Turbine Supply Agreement, Exhibit D.1.2

SF# 1091367

MG&E Turbine Supply Agreement, Exhibit D.1.3

Exhibit D.1.3

Electrical Data

SF# 1091471

N·E·G MICON®
CONTROL SYSTEMS

Detailed specification

NM72 & NM82

Generator 1650 kW, 60 Hz

ELIN

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

Document no.: TCD 5001071_000
Vers.: 04
Date: 05.12.2003
Init: GMO

NEG MICON
CONTROL SYSTEMS

1 General

The following information and data is specific to the individual generator manufacturer and type. NEG Micon A/S reserves the right to alter data, use other manufactures with other characteristics or revise this document without previous notice. All machine data is subject to tolerances in accordance with IEC.

2 Confidentiality

This document and contents thereof are confidential. Unauthorised reproduction or disclosure of this document or any of its constituent parts or the use of any thereof for any purpose other than that for which it was produced is not permitted. All intellectual and proprietary rights (including but not limited to copyright) in this document and its constituent parts whether the same are capable of protection by registration or otherwise and whether or not so protected are and remain vested in NEG Micon.

3 Description

The generator is manufactured and tested in accordance with NEG Micon specifications and in accordance with IEC 60034-1, 60034-2 and 60034-3 Standards. The generator is a highly efficient three-phase asynchronous (squirrel cage induction) fixed speed machine. The generator is totally enclosed liquid cooled specifically designed for use in NEG Micon wind turbines. The generator is constructed with one or two parallel stator windings each with a specific pole number as specified in the generator data. The generator is connected to the wind turbine gearbox high-speed shaft through a flexible coupling.

The generator is equipped with redundant PT100 elements for monitoring and protection of all stator windings and bearings. Upon exceeding the maximum allowable temperatures for the maximum allowable time the wind turbine will shutdown.

The wind turbine is as standard equipped with no-load phase compensation consisting of multi-stage capacitor groups. The combined size of the no-load capacitors is equal to generator's demand for reactive power at no-load operation. Optional full load phase compensation is available for maintaining close to unity power factor during all operating levels. The combined size of the full-load capacitors is equal to the generator's demand of reactive power during nominal load. For both no-load and full-load compensation the capacitor groups are switched by contactors specifically intended for capacitive switching with inrush limiting damping resistors.

4 Main specification

Generator Data			
Generator Manufacturer		VA TECH ELIN EBG Motor	
Type		MCS556K06Z9B	
Order No.		504954	
Description	1 speed, three-phase, liquid cooled squirrel cage asynchronous machine		
Technical Main Data	**Symbol**	**6-pole**	**Unit**
Rated power	P_N	1650	kW
Apparent power	S_N	1816	kVA
Rated current	I_N	1748	A
No-Load current	I_0	445	A
Max Power at Class F	Pfmax	1815	kW
Max. Current at Class F	Ifmax	1923	A
Rated reactive power consumption at rated power	Q_N	750	kVAr
Rated reactive power consumption at no load	Q_0	445	kVAr
Number of poles	p	6	

Page 2 of 6

NEG Micon Control Systems A/S • Frankrigsvej 15 • DK-8450 Hammel • Tel.: +45 87 62 26 00 • Fax: +45 87 62 26 01
CVR-Nr: 11 45 04 74 • www.control-systems.com • mail@control-systems.com

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

Document no.: TCD 5001071_000
Vers.: 04
Date: 05.12.2003
Init: GMO

NEG MICON CONTROL SYSTEMS

Synchronous rotation speed	n_0	1200			Rpm
Rotation speed at rated power	n_N	1213			Rpm
Slip at rated power	s_N	-1.08			%
Voltage	U_N	3x600			V
Frequency	f	60			Hz
Full-load torque		13365			Nm
Pull-out torque/full-load torque		3.1			
Locked rotor current/rated current (I_{start}/I_N)		9.4			
Peak current at 2-pole short circuit/rated current ($Ik2_{peak}/I_N$)		16.8			
Peak current at 3-pole short circuit/rated current ($Ik3_{peak}/I_N$)		15.2			
Coupling		Delta			
Enclosure		IP54			
Insulation class		Class F			
Temperature rise		Class B			
Power factor (Generator – measured values)					
Generator Load (%)	25	50	75	100	110
Calculated reactive power consumption (kVAr)	495.2	532.9	634.0	732.4	826.9
Power Factor without Phase Compensation (Tolerances according to IEC 60034-1)	0.64	0.84	0.89	0.91	0.91
Power factor (No load compensation – standard)					
Phase compensation / capacitors (multi-staged)	454.0				kVAr
Number of steps	5				
Step sizes	45.4, 45.4, 90.8, 90.8, 181.6				kVAr
Capacitor Capacitance	167,3				µF
Power factor minimum regulation time	120				Sec
Generator Load (%)	25	50	75	100	110
Power Factor with **No load** Phase Compensation (Tolerances according to IEC 60034-1)	0.99	0.99	0.99	0.98	0.98
Power factor (Full load compensation – not standard (optional))					
Phase compensation / capacitors (multi-staged)	771.8				kVAr
Number of steps	5				
Step sizes	45.4, 90.8, 181.6, 227, 227				kVAr
Capacitor Capacitance	167,3				µF
Power factor minimum regulation time	120				Sec
Generator Load (%)	25	50	75	100	110
Power Factor with **Full load** Phase Compensation (Tolerances according to IEC 60034-1)	1.00	1.00	1.00	1.00	1.00

Figure 1: Generator Main Specification Data

Page 3 of 6

NEG Micon Control Systems A/S • Frankrigsvej 15 • DK-8450 Hammel • Tel.: +45 87 62 26 00 • Fax: +45 87 62 26 01
CVR-Nr: 11 45 04 74 • www.control-systems.com • mail@control-systems.com

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

Document no.: TCD 5001071_000
Vers.: 04
Date: 05.12.2003
Init: GMO

NEG MICON CONTROL SYSTEMS

5 Equivalent circuit

The following is the equivalent circuit of the asynchronous generator with resistance and reactance values of phases (star connected).

R1
X1
X'2
R'2/s
$U_N/\sqrt{3}$
Rfe
Xh

Figure 2: Equivalent diagram

		OPERATION	START UP
Parameter	**Unit**	**6 pole**	**6 pole**
Stator resistance	R1	0.0008 Ohm	0.0008 Ohm
Stator leakage reactance	X1	0.0173 Ohm	0.0127 Ohm
Magnetizing reactance	Xh	0.7783 Ohm	0.1737 Ohm
Rotor reactance (referred to stator)	X'2	0.0143 Ohm	0.0053 Ohm
Rotor resistance (referred to stator)	R'2	0.0020 Ohm	0.0033 Ohm
Magnetizing resistance	Rfe	37.7 Ohm	37.7 Ohm

Page 4 of 6

NEG Micon Control Systems A/S • Frankrigsvej 15 • DK-8450 Hammel • Tel.: +45 87 62 26 00 • Fax: +45 87 62 26 01
CVR-Nr: 11 45 04 74 • www.control-systems.com • mail@control-systems.com

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

Document no.: TCD 5001071_000
Vers.: 04
Date: 05.12.2003
Init: GMO

NEG MICON
CONTROL SYSTEMS

6 Synchronous data[1]

The following data are approximated values for representing the asynchronous generator as synchronous generator. Quadrature axis values are equivalent to the direct axis values. Per unit values are on machine base.

		6 pole	
Parameter	**Unit**	**Absolute**	**Per Unit**
Armature resistance	Ra	0.004 Ohm	0.022 p.u.
Stator leakage reactance	X1	0.017 Ohm	0.087 p.u.
Synchronous reactance	Xd	0.797 Ohm	4.020 p.u.
Short-circuit time constant	Td0	N/A	
Transient reactance	Xd'	0.018 Ohm	0.089 p.u.
Short-circuit transient time constant	Td'	0.011 sec.	
Open circuit transient time constant	Td0'	0.975 sec.	
Subtransient reactance	Xd''	0.010 Ohm	0.050 p.u.
Short Circuit subtransient time constant	Td''	0.0062 sec.	
Open circuit subtransient time constant	Td0''	0.975 sec.	
Moment of inertia (generator only)	I_G	170 kgm^2	
Moment of inertia (complete WGT)	I_{WTG}	N/A kgm^2	
Inertia constant (incl. turbine)	H_{WTG}	4.87 MJ/MVA	
Saturation curve points (no load)	S (1,0)	0.06	
Saturation curve points (no load)	S (1,2)	0.15	

[1] Synchronous data are not measured or validated but have been calculated on basis of the characteristics of the asynchronous induction generator by the manufacturer.

Page 5 of 6

NEG Micon Control Systems A/S • Frankrigsvej 15 • DK-8450 Hammel • Tel.: +45 87 62 26 00 • Fax: +45 87 62 26 01
CVR-Nr: 11 45 04 74 • www.control-systems.com • mail@control-systems.com

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

Document no.: TCD 5001071_000
Vers.: 04
Date: 05.12.2003
Init: GMO

NEG MICON
CONTROL SYSTEMS

7 Speed Torque Characteristic

The following is the generator 6-pole winding speed-torque characteristic at nominal conditions. **The curve is given with reduced voltage.**

ELIN	**Test - Report** Asynchronous generator Maximum-Torque	Page 17 / 18

Project :	NEG MICON	Wo. No :	504954D
		Ser. No. :	504954D.03006
No. of pols :	2p=6	Type :	MCS 556 K06 Z9B

Current [A] Torque [Nm]
Voltage [V]
Speed [rpm]
6000
5000
4000
3000
2000
1000
0
300
250
200
150
100
50
0
0
100
200
300
400
500
600
700
800
900
1000

Evaluation: (determinated for rated voltage and frequency)

Rated torque T_{rated} = 13354 Nm
Stat breakdown torque $T_{bd\ stat}$ = 41088 Nm = 3,08 * T_{rated}

Acceleration time $T_{acc.}$ = 11 sec

Guaranteed value:

$T_{bd\ st}$ = 3,1 * T_{rated}

Date of measurement : 15.09.2003

date / tested by:	acceptance:	department:	VA TECH HYDRO
17.09.2003 Masser		EL – EQ2	Weiz

Hochlauf_e.doc

Page 6 of 6

NEG Micon Control Systems A/S • Frankrigsvej 15 • DK-8450 Hammel • Tel.: +45 87 62 26 00 • Fax: +45 87 62 26 01
CVR-Nr: 11 45 04 74 • www.control-systems.com • mail@control-systems.com

MG&E Turbine Supply Agreement, Exhibit D.1.3

SF# 1091471

MG&E Turbine Supply Agreement, Exhibit D.1.4

Exhibit D.1.4

LVRT Option

SF# 1091472

MG&E Turbine Supply Agreement, Exhibit D.1.4

Vestas Americas

16 February 2005

Vestas Americas

111 SW Columbia St.

Suite 480

Portland, OR 97201, USA

+1 503 327 2000

Vestas V82-1650kW wind turbine UPS for Fault Ride-

Through option

General Description

Th

e UPS (Uninterruptible Power Supply) in the Vestas V82-1650kW wind turbine is provided as part of the optional Fault Ride-Through (FRT) pack(e.2  In FRT-

.u2ipped turbines, the volt(e2 trip settiÊs2 are 4pa2nded to those shown in attached the curve “NM72 & NM82 (1.5/1.65MW) Turbine Voltage settiÊs2 /

Volt(e2 Fault Ride Through”.

Forg2rid disturbances within the raÊe2 shown in the attached curve, the UPS maintains power to critical turbine systems, such as relays and microprocessors.

Th

is allows the turbine to stay online and return to normal operation after the disturbance has cleared.

Th

e UPS solution is built into a 19” standard rack system with separate battery unitsf2or ease of maintenance.  The UPS communicates any alarms with the

Wind Turbine controller. ™2 maintenance is required, the UPS can be safely bypassed without interruptiÊ2 turbine operation

SF# 1091472

MG&E Turbine Supply Agreement, Exhibit D.1.4

Vestas Americas

16 February 2005

Vestas Americas

111 SW Columbia St.

Suite 480

Portland, OR 97201, USA

+1 503 327 2000

UPS technical information

•

Parallel redundant battery units

•

Various alarm outputs available

•

Du2ree 2 protection:IP524

•

CE certified andf2ound in compliance with the following standards:

o

The

 LVD-directive (Low Voltage Directive) (73/23/EEC) with later changes

o

Electrom(2netic compatibility EMC directive (89/336/EEC) with later changes

o

EN 60439-1 Type-tested and partially type tested assemblies.

o

EN 50091-1-2 Uninterruptible power systems (UPS) -- Part 1-2: General and safety r.2uirements for UPS used in restricted access locations

o

EN 50091-2 Uninterruptible power systems (UPS) – Part 2: EMC requirements

Technical Specifications

Min.

Typ.

Max.

Unit.

Output supplyvo2lt(2e AC

160

30

[VAC]

I

nput supplyvo2lt(2e AC

30

65

[VAC]

Supply current AC

6

[AAC]

Output power

4500

[VA]

Relative humidity

0

90

[%]

Temperature raÊ2e

-3

0

40

[°C]

M

echanical data

600x2 600x2 2200

mm]

Wx2 Hx2 D

Fault Ride Through Curve Attached

SF# 1091472

MG&E Turbine Supply Agreement, Exhibit D.1.4

Document no.: NM82 NM72 FRT Voltage settings verC.doc

Rev.: C

Date: 2004.01.06

Init: BAN

SF# 1091472

MG&E Turbine Supply Agreement, Exhibit D.1.5

Exhibit D.1.5

Low Temperature Package

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 1/6

NM72/82 Arctic Specification

This document describes the solutions chosen for operating the NM72/82 in extreme cold weather conditions.

Name:

Date:

Signature:

Written by:

Ellen Hyldgaard

07.05.2003 EOL

Thomsen

Checked by:

Steen Kirkegaard Jensen

SKJ

Filename:

Property of NEG Micon A/S. This document must not be passed on to any person, nor be copied or made use of without approval from NEG Micon A/S.

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 2/6

Document revisions

Revision:

Date:

Changed by:

Changed page:

Description of change:

Doc. Name changed, details added,

1 02.03.04  SKJ All

wording changed

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 3/6

1 Arctic specification turbines

For use in areas with extremely low temperatures, the Arctic specification for NM72/82 has been developed.

The limitations are to operate at temperatures down to

÷

30

°

C AT (Ambient Temperature) and structural

endurance down to

÷

40

°

C at stand still.

In general, all steel, welds, casts and cables are specified to meet above requirements. Further, all components, lubrication and hydraulic oil are selected to meet the cold conditions keeping required properties.

Some components are specifically selected to replace normal equipment, and special heating systems are added. The following is a description of the items where the arctic version of the NM72/82 Arctic differs from the standard version.

2 Strategy for operating in cold weather conditions

During normal operations the gearbox and generator will generate heat within the closed nacelle compartment, and secure suitable temperature conditions for all components.

Sensors monitor the ambient temperature, as well as all relevant component and system temperatures,

and shut the turbine down if operational limits are exceeded.

After a stand still, where components have become very cold, nacelle-heating equipment will ensure heating up before resuming normal operation.

There are two purposes for this: first to ensure that the lubricants have optimal properties and secondly to heat up the nacelle including gearbox, generator, main bearing and yaw mechanism.

Operation will not commence until specified components have obtained their minimum temperature acceptance level. The wind turbine computer continuously checks the temperature level.

During operation the nacelle heating equipment will automatically be turned on and off, to secure acceptable operation temperature inside the compartment.

3 Arctic equipment and component specific details

3.1 Nacelle heating

In order to heat the nacelle, 2 fan heaters are installed in the nacelle. They have a capacity of 20 kW each. The fan heaters are mounted primarily to warm up the yaw mechanism and the main gear.

Secondarily, they heat all other components in the nacelle.

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 4/6

The heating units are controlled by the wind turbine computer on basis of temperature sensors, which are placed in the nacelle compartment, gear oil and bearings, cooling liquid, and the bearings of generator, rotor shaft and yaw system.

3.2 Gearbox

Cartridge heaters are installed in the gearbox, in order to heat the oil, when starting up at low temperatures. The gearbox is equipped with 3 heaters at a capacity of 0.8 kW each.

The sequence of heating up the oil in the gearbox is:

1.

Cartridge heaters and the nacelle heaters will heat up the oil from ˜ °C to  °C

2.

When the oil reaches -20°C the turbine will be allowed to idle with at max speed of 250 RPM.

The idling operation is an effective way of heating up the gear box oil.

3.

When the oil temperature reaches ±0 °C the tu rbine is allowed to generate max. 400 kW of power.

4.

When the oil temperature reaches +10 °C the turbine is released for normal operation.

The procedure is shown in the graph below.

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 5/6

180

0

Normal operation

160

0

60 Hz

Limited operation,

140

0

120

0

Ge

ner

ato

60 Hz

r

100

0

RP

M

50 Hz

800

50 Hz

No grid connection,

Limited operation,

600

max idle speed 250

RPM

400

200

0

-40

-

30

-20

-

10

0

10

20

30

40

Gear oil sump temperature [°C]

3.3 Cooling system

The NM72/82 cooling system is designed to operate in temperature ranges from ˜°C to +40°C

This system is standard for all NM72/82s.

3.4 Meteorological equipment

The arctic specification turbine will, as a standard, have:

One Ultra sonic FT702LT combined wind vane and anemometer

One NRG IceFreeII Wind Direction Vane

One NRG IceFreeII Heated anemometer

The ultra sonic instrument has three heating elements and an “intelligent” deicing control.

Parameters for the control of the heating element can be set by the user.

The heaters draw up to 6A in extreme conditions.

The picture below shows the ultra sonic instrument, mounted next to standard wind vanes and anemometers in an icing situation.

The NGR instruments have a simple internal heater that maintains the instrument at 140°C by means of a PTC resistance element.

SF# 1107117

MG&E Turbine Supply Agreement, Exhibit D.1.5

DOCUMENT NO.: C72/82-0124

NM72/82 Arctic Specification

PAGE 6/6

3.5 Rotor

The pitch hydraulic system uses oil with low index of viscosity suitable for operation at -30°C. The accumulators mounted in the hub are equipped with heating mats to ensure proper viscosity of the oil.

There are 9 heating mats at a capacity of 0.2 kW each. Furthermore, the grease on the bearings is different from standard due to the viscosity.

As a standard, blades are suitable for operation at ˜°C.

3.6 Controller

The controller is, as a standard, mounted with heaters as follows: 2 x 0.35 kW in the power panel, 2 x

0.35 kW in the control panel, 2 x 0.35 kW in the power factor correction panel and 1 x 0.35 kW in the top box. There are no additional heaters mounted in the controller at the arctic version.

Thermal sensors in the cabinets control the heating elements, which are turned on if the temperature falls below the preset minimum limit. The heaters will secure adequate temperatures for running the wind turbine computer.

3.7 Structural parts

All structural parts, e. g. tower, mainframe, hub, bolts and blades are, as a standard, suitable for operation at ˜°C and surviv

al to at least  °C.

SF# 1107117

Power Factor Correction

[Description: Drawing of a turbine cut-in.]

•

The full load compensation system maintains unity Power Factor after turbine cut in using a 5 step capacitor bank.

•

The TAC II controller continuously measures the actual reactive compensation needed. The system then maintains specified Power Factor by switching in or out a combination of capacitor steps that meet the required reactive compensation.

•

The TAC II controller can switch steps in any order, but each step requires a 2 minute discharge delay before being activated again.